UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION
          Washington, D.C.  20549

                 Form 8-K

              Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2014
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            Dynasil Corporation of America
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  (Exact name of registrant as specified in its charter)

Delaware                   000-27503              22-1734088
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(State or other            Commission           (IRS Employer
jurisdiction of            File Number)      Identification No.)
incorporation)

           44 Hunt Street, Watertown, MA  02472
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          (Address of principal executive offices)

                      (617)-668-6855
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    (Registrant's telephone number, including area code)

                         Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Entry into a Material Definitive Agreement

The information set forth below under Item 2.01 is hereby incorporated by reference in response to this Item 1.01.

Item 2.01 - Completion of Acquisition or Disposition of Assets.

     On June 26, 2014, Dynasil Corporation of America, a Delaware corporation ("Dynasil"), and its wholly owned subsidiary, Evaporated Metal Films
Corp., a New York corporation ("EMF") completed the acquisition of substantially all of the assets of DichroTec Thin Films, LLC, a New York limited liability company and manufacturer of optical thin film coatings.

     Pursuant to the Asset Purchase Agreement (the "Asset Purchase Agreement") by and among Dynasil, EMF, DichroTec and Syncrolite, LLC, a Texas limited liability company and the sole member of DichroTec ("Syncrolite"), EMF acquired substantially all of the assets of DichroTec for approximately $500,000 in cash and 700,000 shares of Dynasil's Common Stock. The Asset Purchase Agreement contains customary representations, warranties, covenants and indemnification provisions for these types of transactions.

     The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which will be filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the fiscal period ended June 30, 2014.

Item 8.01 - Other Events.

     On June 26, 2014, Dynasil issued a press release announcing the completion of the acquisition, a copy of which is furnished as Exhibit
99.1 hereto.

Item 9.01 - Financial Statements and Exhibits.

(c) Exhibits

99.1 Dynasil Corporation of America press release dated June 26, 2014.

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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

				DYNASIL CORPORATION OF AMERICA
        					(Registrant)

Date:	June 27, 2014	        By: /s/ Peter Sulick
                                    Peter Sulick
                            	    Interim President and Interim CEO

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                             EXHIBIT INDEX



Exhibit No.	Description

99.1		Dynasil Corporation of America press release dated June 26,
                2014.